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                                                                    EXHIBIT 23.1

     We have issued our report dated May 9, 2002, accompanying the consolidated financial statements of VitalStream, Inc. and SiteStream, Incorporated included in the Amendment No.1 to Current Report on Form 8-K/A dated as of April 23, 2002. We hereby consent to the incorporation by reference of said report in the Registration Statement of Sensar Corporation on Form S-8 (File No. 333-82218, effective February 5, 2002).

                                                  /s/ ROSE, SNYDER & JACOBS

Encino, CA
May 14, 2002

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